                                                                EXHIBIT 10.50(h)

                        SPONSORS' SUBORDINATION AGREEMENT

                               Dated 11 March 1997


                                     between


                          ADVANCED MICRO DEVICES, INC.,

                            AMD SAXONY HOLDING GMBH,

                          AMD SAXONY MANUFACTURING GMBH

                                       and

                                DRESDNER BANK AG
                           as Agent and Security Agent

                        SPONSORS' SUBORDINATION AGREEMENT


THIS SPONSORS' SUBORDINATION AGREEMENT, dated 11 March 1997, is made between ADVANCED MICRO DEVICES, INC., a corporation organised and existing under the laws of the State of Delaware, United States of America, with its chief executive office and principal place of business at One AMD Place, Sunnyvale, California 94088, United States of America ("AMD Inc."), AMD SAXONY HOLDING
                                             --------
GMBH, Dresden, registered in the Commercial Register of the Dresden County Court HRB 13931 ("AMD Holding"; and, together with AMD Inc., collectively, the
            -----------
"Sponsors"), AMD SAXONY MANUFACTURING GMBH, Dresden, registered in the
 --------
Commercial Register of the Dresden County Court HRB 13186 ("AMD Saxonia"), and
                                                            -----------
DRESDNER BANK AG ("Dresdner"), as Agent (in such capacity, the "Agent") for the
                   --------                                     -----
Banks under the Loan Agreement referred to below and as Security Agent (in such capacity, the "Security Agent") for the Secured Parties under such Loan
               --------------
Agreement.

                              W I T N E S S E T H :

WHEREAS, AMD Saxony Manufacturing GmbH, Dresden, registered in the Commercial Register of the Dresden County Court HRB 13186 ("AMD Saxonia"), a wholly-owned
                                                 -----------
Subsidiary (such and other capitalised terms being used herein with the meanings provided in Section 1.1), of AMD Holding, which is, in turn, a wholly-owned
            -----------
Subsidiary of AMD Inc., has been formed for the purpose of constructing, owning, and operating (i) the Plant and (ii) the integrated Design Center (the construction, ownership, and operation of the Plant and the Design Center being hereinafter called the "Project");
                        -------

WHEREAS, in order to finance the construction of the Plant and the Design Center, and start-up costs of the operation of the Plant, (i) the Sponsors expect to make substantial subordinated loans to, and AMD Holding expects to make substantial equity investments in, AMD Saxonia, and (ii) AMD Saxonia has entered into a Syndicated Loan Agreement, dated 11 March 1997 (the "Loan
                                                                    ----
Agreement"), with the banks from time to time party thereto (hereinafter
---------
collectively called the "Banks" and individually called a "Bank"), Dresdner, as
                         -----                             ----
Agent and Security Agent, and Dresdner Bank Luxembourg S.A., as Paying Agent (in such capacity, the "Paying Agent"), providing, inter alia, for two separate
                    ------------               ----------
senior secured term and standby facilities aggregating up to DM1,650,000,000 (one billion six hundred fifty million Deutsche Marks);

WHEREAS, the Sponsors desire that the Project be constructed and completed and are entering into this Agreement with AMD Saxonia, the Agent, the Security Agent for the benefit of the Banks and the Paying Agent (the Agent, the Security Agent, the Banks and the Paying Agent being hereinafter collectively called the "Secured Parties" and individually called a "Secured Party"), for the purpose,
 ---------------                             -------------
among other things, of providing (i) certain assurances with respect to the completion of the Project, and (ii) certain undertakings to and for the benefit of the Secured Parties; and

WHEREAS, a condition precedent to the initial Advance is, inter alia, the
                                                          ----------
execution by the Sponsors of this Agreement, and, in extending credit to AMD Saxonia under the Loan

Agreement, the Banks are relying on the undertakings of the Sponsors contained herein;

NOW, THEREFORE, the Sponsors, AMD Saxonia, the Agent (for itself and on behalf of and the Banks), and the Security Agent (on behalf of the Secured Parties), agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, terms used herein have the meanings assigned to such terms in the Sponsors' Support Agreement. In addition, the following terms (whether or not underlined) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Agent" has the meaning  assigned to such term in the introduction to this
      -----                                                ------------
Agreement.

     "Agreement" means this Sponsors' Subordination Agreement, as the same may
      ---------
at any time be amended or modified in accordance with the terms hereof and in effect.

     "AMD Holding" has the meaning  assigned to such term in the introduction to
      -----------                                                ------------
this Agreement.

     "AMD Holding Junior Liabilities" means all Junior Liabilities owing to AMD
      ------------------------------
Holding.

     "AMD Inc." has the  meaning  assigned to such term in the introduction to
      -------                                                  ------------
this Agreement.

     "AMD Saxonia" has the meaning assigned to such term in the first recital of
      -----------                                               -------------
this Agreement.

     "Bank" and "Banks" have the respective meanings assigned to such terms in
      ----       -----
the second recital of this Agreement.
    --------------

     "Dresdner"  has the meaning assigned to such term in the introduction to
      --------                                                ------------
this Agreement.

     "Junior Liabilities" means all obligations and liabilities of AMD Saxonia
      ------------------
to either of the Sponsors (including, in the case of AMD Holding, any AMD Holding Junior Liabilities), howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due.

     "Loan Agreement" has the meaning assigned to such term in the second
      --------------                                               ------
recital of this Agreement.
-------

     "Loan Agreement Termination Date" means the first date on or as of which
      -------------------------------
(i) all Primary Secured Obligations have been paid in full, and (ii) the Banks have no commitments under or in connection with the Loan Agreement.

     "Paying Agent" has the meaning assigned to such term in the second recital
      ------------                                               --------------
of this Agreement.

     "Project"  has the meaning assigned to such term in the first recital of
      -------                                                -------------
this Agreement.

     "Secured Parties" and "Secured Party" have the respective meanings assigned
      ---------------       -------------
to such terms in the third recital of this Agreement.
                     -------------

     "Security Agent" has the meaning assigned to such term in the introduction
      --------------                                               ------------
to this Agreement.

     "Senior Liabilities" means all obligations and liabilities of AMD Saxonia
      ------------------
to the Agent, the Security Agent, any Bank, the Paying Agent, or either Guarantor (other than any arising solely by reason of any pledge or assignment of any AMD Holding Junior Liabilities made to the Security Agent pursuant to
Section 2(b) hereof) under or arising out of any Financing Document, howsoever
------------
created, arising, or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, it being expressly understood and agreed that the term "Senior Liabilities" shall
                                               ------------------
include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in Section 4,
                                                                     ---------
notwithstanding any provision or rule of law which might restrict the rights of the Security Agent, as against AMD Saxonia or any other Person, to collect such interest.

     "Sponsors" has the meaning assigned to such term in the introduction to
      --------                                               ------------
this Agreement.

     "Sponsors' Support Agreement" means the Sponsors' Support Agreement, of
      ---------------------------
even date herewith, between the Sponsors, the Agent, and the Security Agent, as the same may at any time be amended or modified in accordance with the terms thereof and in effect.

     In this Agreement, unless the context requires otherwise, (i) any reference to an Operative Document shall be to such Operative Document as the same may have been or from time to time may be amended, varied, re-issued, replaced, novated or supplemented, in each case in accordance with the terms thereof and hereof, and in effect; (ii) any statutory provisions shall be construed as references to those provisions as amended, modified, re-enacted, or replaced from time to time; (iii) words importing a gender include every gender; and (iv) references to Sections are to Sections of this Agreement. Section headings are inserted for reference only and shall be ignored in construing this Agreement. A time of day, unless otherwise specified, shall be construed as a reference to Frankfurt am Main time.

SECTION 2. Obligations of Sponsors. The Sponsors will, from time to time, (a) promptly notify the Security Agent of the creation of any Junior Liabilities pursuant to the Sponsors' Loan Agreement, and (b) in the case of AMD Holding, and as collateral security for all Senior Liabilities, indorse without recourse, deliver, and pledge to the Security Agent any and all promissory notes or other instruments evidencing any of the AMD Holding Junior Liabilities, in a manner satisfactory to the Security Agent.

SECTION 3. Subordination. Except as expressly provided in this Agreement, or as the Agent (acting on the instructions of an Instructing Group) may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of AMD Saxonia be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, that as long as no Event of Default, or
                    -----------------
Unmatured Event of Default with respect to either Sponsor which is of the type described in Section 8.01(f) or (g) of the AMD Inc. 1996 Bank Credit Agreement
             ---------------    ---
has occurred and is continuing, there are excepted from the foregoing provisions of this Section 3 (without duplication): (i) those payments to either of the
        ---------
Sponsors made by AMD Saxonia pursuant to Article II of the Management Service
                                         ----------
Agreement, (ii) those payments to AMD Holding made by AMD Saxonia pursuant to
Article IV of the AMD Saxonia Wafer Purchase Agreement, (iii) those payments to
----------
AMD Inc. made by AMD Saxonia in respect of purchases of equipment in the ordinary course of business and on an arm's length basis and not exceeding DM50,000,000 (fifty million Deutsche Marks) in aggregate, (iv) those payments to the Sponsors made by AMD Saxonia in accordance with Section 4.4 of the Sponsors'
                                                    -----------
Support Agreement, and (v) those payments to the Sponsors made by AMD Saxonia in accordance with Section 6.3 of the Sponsors' Support Agreement; and provided,
                -----------                                         --------
further, that there are excepted from the provisions of this Section 3: (i)
-------                                                      ---------
distributions in respect of the Junior Liabilities to the extent such distributions constitute non cash credits expressly permitted to be made under the Management Service Agreement or the AMD Saxonia Wafer Purchase Agreement,
(ii) those payments to AMD Inc. made by AMD Saxonia pursuant to the AMD Saxonia Hedging Agreement other than payments of premium and other than payments in respect of the early termination thereof and (iii) performance by AMD Saxonia of its obligations (other than payment obligations, if any) under the AMD Saxonia Wafer Purchase Agreement, the AMD Saxonia Research Agreement or the License Agreement. Moreover, if the AMD Saxonia Wafer Purchase Agreement or the Management Service Agreement terminates for any reason whatsoever, AMD Saxonia shall be permitted to credit the amounts payable thereunder against the amounts receivable by it thereunder strictly in accordance with the terms and provisions of each such Operative Document.

In addition to, and without intending to derogate from, the foregoing provisions of this Section 3, each of the Sponsors hereby subordinates its claims arising under or in connection with the Sponsors' Loan Agreement to all other present and future creditors of AMD Saxonia, but the subordination under this sentence shall not apply to any such claims as long as and to the extent that omitting such claims from the subordination under this sentence will not result in or lead to an increase of an overindebtedness of AMD Saxonia within the meaning of Sec. 63 Act on Limited Liability Companies (GmbHG), to be determined on the basis of AMD Saxonia's statement of affairs (Vermogensstatus) as per any relevant point in time or, if applicable, in an opening or closing liquidation balance sheet (Liquidationseroffnungs-, schlussbilanz). For the purposes of determining whether a repayment of principal or the payment of interest by AMD Saxonia is permitted under this paragraph the value of the assets and liabilities of AMD Saxonia to be included in the relevant statement of affairs shall always be determined by the managing directors and confirmed by the Auditor in accordance with the applicable rules. The Sponsors shall not be entitled to make payment claims under the Sponsors' Loan Agreement as long as there is an overindebtedness of AMD Saxonia within the above meaning, or as long as there is not a liquidation surplus, or in a bankruptcy proceeding over the assets of AMD Saxonia, it being understood that the Sponsors' claims shall rank behind all other creditors in case of any insolvency proceeding which is governed by the provisions of the Insolvency Act (Insolvenzordnung).

SECTION 4. Bankruptcy, Insolvency, etc. In the event of any dissolution, winding up, liquidation, reorganization, or other similar proceedings relating to AMD Saxonia or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency, compromise proceedings (Vergleichsverfahren) or any other marshalling of the assets and liabilities of AMD Saxonia, or any sale of all or substantially all of the assets of AMD Saxonia, or otherwise), the Senior Liabilities shall first be paid in full before either of the Sponsors shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and in order to implement the foregoing, (a) each of the Sponsors hereby irrevocably agrees that in such event all payments and distributions of any kind or character in respect of the Junior Liabilities to which such Sponsor would be entitled if the Junior Liabilities were not subordinated, or, in the case of the AMD Holding Junior Liabilities, subordinated and pledged or assigned, pursuant to this Agreement, shall be made directly to the Security Agent; (b) upon the commencement and during the continuance of any proceedings referred to in this
Section 4, the Security Agent shall have the right to require either or both of
---------
the Sponsors to claim, enforce, prove, or vote in respect of the Junior Liabilities in such manner as is directed by the Security Agent and as is permitted by applicable law, including, without limitation, to direct that all payments and distributions of any kind or character in respect of the Junior Liabilities to which such Sponsor would be entitled if the Junior Liabilities were not subordinated (or, in the case of the AMD Holding Junior Liabilities, subordinated and (if applicable) pledged) pursuant to this Agreement, shall be made directly to the Security Agent; provided, that if the Security Agent shall
                                     --------
not have required a Sponsor to claim, enforce, prove, or vote in respect of any of the Junior Liabilities on or before the day which is 10 Business Days before a date on which the failure to so claim, enforce, prove, or vote would invalidate or otherwise materially adversely affect the rights of such Sponsor, such Sponsor shall have the right to claim, enforce, prove, or vote in respect of such Junior Liabilities in such Sponsor's sole discretion; and (c) each Sponsor hereby irrevocably agrees that the Security Agent may, at its sole discretion for purposes hereof, in the name of such Sponsor or otherwise, demand, sue for, collect, receive, and receipt for any and all such payments or distributions, and file, prove, and vote, or consent in any such proceedings with respect to, any and all claims of such Sponsor relating to the Junior Liabilities.

SECTION 5. Payments Held in Trust. In the event that either of the Sponsors receives any payment or other distribution of any kind or character from AMD Saxonia or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Security Agent, and promptly turned over by such Sponsor to the Security Agent. Each of the Sponsors will mark its books and records, and cause AMD Saxonia to mark its books and records, as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. Each of the Sponsors will execute such further documents or instruments and take such further action as the Security Agent may reasonably request from time to time to carry out the intent of this Agreement.

SECTION 6. Application of Payments; No Subrogation. All payments and distributions received by the Security Agent in respect of the Junior Liabilities in accordance with the terms hereof, to the extent received in or converted into cash, may be applied by the Security Agent first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Security Agent in enforcing this Agreement or in endeavouring to collect or realize upon any of the Junior Liabilities or any security therefor in accordance with the terms hereof, and any balance thereof shall, solely as between the Sponsors and the Security Agent, be applied by the Security Agent, in the manner provided by the Loan Agreement, toward the payment of the Senior Liabilities remaining unpaid; but, as between AMD Saxonia and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Security Agent in respect of the Junior Liabilities and so applied by the Security Agent toward the payment of the Senior Liabilities, each of the Sponsors shall be subrogated to the then-existing rights of the Agent, the Security Agent, and the Banks, if any, in respect of the Senior Liabilities only at such time as (i) the Agent, the Security Agent, and the Banks shall have received payment of the full amount of the Senior Liabilities, as provided for in Section 9, or (ii) this
                                                     ---------
Agreement shall terminate pursuant to Section 15. Each Secured Party shall, at
                                      ----------
the relevant Sponsor's request and expense made after such time, execute and deliver to such Sponsor appropriate documents (without recourse or warranty whatsoever) to evidence the transfer by subrogation to such Sponsor of an interest in the Senior Liabilities resulting from the application of payments in the manner contemplated by this Section 6. The obligations of the Secured
                                ---------
Parties under the preceding sentence shall survive any termination of this Agreement.

SECTION 7. Waivers by the Sponsors. Each of the Sponsors hereby waives: (a) notice of acceptance by the Agent, the Security Agent, or any Bank of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

SECTION 8. Obligations of the Sponsors. Neither of the Sponsors will, without the prior written consent of the Security Agent: (a) transfer or assign, or attempt to enforce or collect, any Junior Liabilities or any rights in respect thereof, except (i) that AMD Inc. may assign any Senior Liability to AMD Holding, and (ii) that AMD Inc. may enforce or collect any Junior Liabilities that are expressly permitted to be paid pursuant to Section 3; provided, that
                                                    ---------  --------
nothing in this Agreement shall be deemed to prevent AMD Inc. from seeking damages, equitable relief or otherwise enforcing any rights it may have against AMD Saxonia arising out of (x) any tort or infringement of AMD Inc. tangible or intangible property rights (including without limitation rights under applicable patent, copyright and trade secret laws and similar principles) to the extent such tort or infringement arises after the date of termination of the AMD Holding Wafer Purchase Agreement or (y) a breach by AMD Saxonia of its obligations under the License Agreement to the extent, but only to the extent, such tort or infringement arises after the date of termination of the AMD Holding Wafer Purchase Agreement; (b) take any collateral security for any Junior Liabilities; (c) convert any Junior Liabilities into equity capital of AMD Saxonia (it being understood and agreed that the Sponsors' Loans made by AMD Holding (but not AMD Inc.) may be converted into equity of AMD Saxonia); or (d) commence, or join with any other creditor commencing, any bankruptcy, reorganisation, or insolvency proceedings with respect to AMD Saxonia.

SECTION 9. Continuing Subordination. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of either of the Sponsors or that at any time or from time to time all Senior Liabilities may have been paid in full), but shall automatically terminate on the Loan Agreement Termination Date.

SECTION 10. Rights of the Agent, the Security Agent, and the Banks. The Agent, the Security Agent, and each Bank may, from time to time, at its sole discretion and without notice to either of the Sponsors, take any or all of the following actions without affecting its or their rights under this Agreement: (a) retain or obtain a security interest in any property of any Person to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; (d) compromise, settle, release, renew, extend, indulge, amend, change, waive, modify, or supplement in any respect any of the terms or conditions of any of the Operative Documents; and (e) release its lien on or security interest in, or surrender, release, or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter, or exchange any obligations of any nature of any obligor with respect to any such property.

SECTION 11. Transfer of Obligations; Enforcement. The Security Agent, the Agent, or any Bank may, from time to time, without notice to either of the Sponsors, but subject, however, to the provisions of Section 26 of the Loan Agreement,
                                           ----------
assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein, shall, to the extent of the interest of any such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the transferor. The rights of the Secured Parties hereunder shall be exercisable solely by the Security Agent on behalf of the Secured Parties, unless either the
                                                               ------
Security Agent is not able pursuant to applicable law to realize the practical benefits of such rights on behalf of the Secured Parties or the limitations set
                                                         --
forth in this sentence would otherwise materially adversely affect the rights of the Secured Parties hereunder.

SECTION 12. Additional Provisions. None of the Agent, the Security Agent, or the Banks shall be prejudiced in its rights under this Agreement by any act or failure to act of any of AMD Saxonia or either of the Sponsors, or any noncompliance of AMD Saxonia or either of the Sponsors with any agreement or obligation, regardless of any knowledge thereof which the Agent, the Security Agent, or such Bank may have or with which the Agent, the Security Agent, or such Bank may be charged; and no action of the Agent, the Security Agent, or any Bank permitted hereunder shall in any way affect or impair the rights of the Agent, the Security Agent, or any Bank, and the obligations of each of the Sponsors, under this Agreement. For the purposes of this subordination, Senior Liabilities shall include all obligations of AMD Saxonia under or in connection with any of the Operative Documents to the Agent, the Security Agent, the Paying Agent and each Bank, notwithstanding any right or power of any AMD Saxonia or anyone else to assert any claim or defence as to the invalidity or unenforceability of any such obligation, and no such claim or defence shall affect or impair the agreements and obligations of the Sponsors hereunder; provided, however, that Senior Liabilities shall not include any obligations or
--------  -------
liabilities of AMD Saxonia which a court of competent jurisdiction shall have determined (which determination shall be final and unappealable) are invalid or unenforceable.

SECTION 13. Cumulative Remedies; Modifications in Writing. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Agent or the Security Agent at law, in equity, or otherwise. No amendment, modification, supplement, termination, or waiver of or to any provision of this Agreement, or consent to any departure by either of the Sponsors or AMD Saxonia therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the Agent and the Security Agent.

SECTION 14. Severability of Provisions. In case any provision of this Agreement is invalid or unenforceable, the validity or enforceability of the remaining provisions hereof shall remain unaffected. The parties hereto shall have an obligation to replace any invalid provision by a valid provision which approximates best the economic purpose of the invalid provision.

SECTION 15. Termination. This Agreement and the obligations of the parties hereunder shall terminate on the Loan Agreement Termination Date; provided, that
                                                                  --------
such obligations shall automatically revive and be reinstated if and to the extent that AMD Saxonia shall subsequently have obligations to any of the Secured Parties under or arising out of any of the Financing Documents.

SECTION 16. Assignment. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns; provided, however, that the Security Agent, the Agent, and the Banks may
-----------------
transfer their rights under this Agreement, subject, however, to the provisions of Section 26 of the Loan Agreement; provided, further, that neither of the
   ----------                        --------  -------
Sponsors nor AMD Saxonia shall have the right to transfer or assign its rights under this Agreement without the prior written consent of the Agent and the Security Agent; and provided, further, that AMD Saxonia may assign this
                    --------  -------
Agreement to the Security Agent as security for the obligations of AMD Saxonia under the Loan Agreement and the other Operative Documents. Notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the transferor, subject, however, to the provisions of Section
                                                                       -------
11; provided, however, that, in addition to its rights under Section 11, unless
--                                                           ----------
the Security Agent (acting on the instructions of an Instructing Group) shall otherwise consent in writing, the Security Agent shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement for the benefit of the Secured Parties as to those of the Senior Liabilities which have not been so assigned or transferred.

SECTION 17. Notice. All notices, demands, instructions, and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage pre-paid, return receipt requested, or by pre-paid telex, TWX, or telegram, or by pre-paid courier service, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 17. Unless otherwise specified in a notice sent or
                   ----------
delivered in accordance with the foregoing provisions of this Section 17,
                                                              ----------
notices, demands, instructions, and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex, TWX or telecopier numbers) indicated below.

To the Security Agent:

Dresdner Bank AG, as Security Agent
Dr. Kulz-Ring 10
01067 Dresden
Attention: Direktion
Facsimile No.: (49) 351 489-1350

To the Agent:

Dresdner Bank AG, as Agent
Dr. Kulz-Ring 10
01067 Dresden
Attention: Direktion
Facsimile No.: (49) 351 489-1350


To AMD Inc.:

Advanced Micro Devices, Inc.
One AMD Place
Sunnyvale, California  94088
Attention: General Counsel
Facsimile No.: (1) (408)774 7399


To AMD Holding:

AMD Saxony Holding GmbH
Washingtonstrasse 16 A/B
01139 Dresden
Attention: Geschaftsfuhrer
Facsimile No.: (49) 351 8412 150


To AMD Saxonia:

AMD Saxony Manufacturing GmbH
Washingtonstrasse 16 A/B
01139 Dresden
Attention: Geschaftsfuhrer
Facsimile No.: (49) 351 8412 150


SECTION 18. Relationship to Other Agreements. The rights of the Agent and the Security Agent pursuant to this Agreement are in addition to any other rights or remedies which the Agent and the Security Agent may have under statutory law or other agreements between one or more of the Agent, the Security Agent, the Banks, the Sponsors, and AMD Saxonia. Where such rights and remedies are in conflict with the provision of this Agreement, the provision of this Agreement shall prevail.

SECTION 19. Governing Law. This Agreement and all rights and obligations of the parties arising hereunder or in connection herewith shall be governed by the Laws of the Federal Republic of Germany.

SECTION 20. Jurisdiction. Each of the Sponsors and AMD Saxonia hereby submits to the exclusive jurisdiction of the courts in Frankfurt am Main for any dispute arising out of or in connection with this Agreement. AMD Inc. states that Advanced Micro Devices GmbH, whose address is Rosenheimerstrasse 143b, 81671 Munich, Germany, Attention: Legal Department, Tel: +49 89 450 530, Fax: +49 89 406 490, Telex: 841523883, is its accredited agent for service of process and hereby undertakes to maintain an agent for service in Germany. The foregoing submission to jurisdiction shall not (and shall not be construed so as to) limit the rights of the Agent or the Security Agent to take suits, actions, or proceedings against a Sponsor to enforce any judgment rendered by the courts in Frankfurt am Main in any other court or entity of competent jurisdiction where such Sponsor has assets, nor shall the taking of suits, actions, or proceedings to enforce any such judgment in one or more jurisdictions preclude the taking of enforcement proceedings in any other jurisdiction, whether concurrently or not.

SECTION 21. Use of English Language. This Agreement has been executed in the English language. All certificates, reports, notices, and other documents and communications given or delivered pursuant to this Agreement shall be in the English language and, if reasonably requested by the Agent, shall be accompanied by a certified German translation promptly thereafter. In the event of any inconsistency, the English language version of any such document shall control.

SECTION 22. Operative Document. This Agreement is an Operative Document executed pursuant to the Loan Agreement.

IN WITNESS WHEREOF, each of the parties set out below has caused this Agreement to be duly executed and delivered by its respective officer or agent thereunto duly authorised as of the date first above written.


                                    ADVANCED MICRO DEVICES, INC.

                                       /s/ Marvin D. Burkett
                                    By__________________________________________

                                    Its_________________________________________

                                  AMD SAXONY HOLDING GMBH

                                  /s/ Marvin D. Burkett
                                  ---------------------------------------------


                                  AMD SAXONY MANUFACTURING GMBH

                                  /s/ Jack L. Saltich
                                  ---------------------------------------------




                                  DRESDNER BANK AG, as Agent and Security Agent

                                  /s/ Dr. Hans-Jurgen Menzel  /s/ Horst Oechsler
                                  ----------------------------------------------